SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934.

Date of Report (Date of earliest event reported) November 6, 1997
                                                 ________________


         BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
      ____________________________________________________
     (Exact name of registrant as specified in its charter)


      Delaware                  1-8739              22-1970303
________________________      ___________        ________________
(State or other juris-        (Commission        (I.R.S. Employer
diction of incorporation)     file Number)        Identification
                                                       Number)


Registrant's telephone number, including area code (609) 387-7800
                                                   ______________


                               N/A
  ____________________________________________________________
 (Former name or former address, if changed since last report.)









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Item 7.   Financial Statements and Exhibits

          (C)  Exhibits

          99.1 Press Release dated November 6, 1997.


Item 8.   Change in Fiscal Year

          On November 6, 1997, the Company adopted a change of fiscal year from a 52-53 week fiscal year ending on the Saturday closest to June 30 to a 52-53 week fiscal year ending on the Saturday closest to May 31. As a result of this change, the Company's current fiscal year will be an eleven month transition year ending on May 30, 1998, with a shortened, nine week fourth fiscal quarter consisting of April and May 1998. Thereafter, the Company's fiscal year will run from June through May. A copy of the Company's press release announcing the change of fiscal year is attached as an exhibit hereto.

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BURLINGTON COAT FACTORY
                                      WAREHOUSE CORPORATION



                                   By:  /s/ Monroe G. Milstein
                                       Monroe G. Milstein,
                                       Chairman, President and
                                       Chief Executive Officer

Date: November 12, 1997







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                                                   EXHIBIT 99.1


FOR IMMEDIATE RELEASE

Company Contact:

Monroe G. Milstein,                Edward Silverman
Chairman of the Board,             Silverman, Heller Associates
President and Chief                (212) 682-9222
Executive Officer
(609) 387-7800, ext. 1201


     Burlington, New Jersey, November 6, 1997 - Burlington Coat Factory Warehouse Corporation (NYSE: BCF) announced today that the Company will change its fiscal year from a 52-53 week fiscal year ending on the Saturday closest to June 30 to a 52-53 week fiscal year ending on the Saturday closest to May 31. As a result of the change, the Company's current fiscal year will be an eleven month transition year ending on May 30, 1998, with a shortened, nine week fourth fiscal quarter consisting of April and May 1998. Thereafter, the Company's fiscal year will run from June through May.

     The Company believes that a change in fiscal year will result in better comparability of the results of its fiscal quarters. Eliminated will be the shift of Easter revenues between the third and fourth fiscal quarters. Commencing with the Company's 1999 fiscal year, Easter will always occur in the Company's fourth fiscal quarter.

     The Company also believes that the change in fiscal year will result in operational benefits. The Company will be able to conduct its year end physical inventory at the end of May rather than at the end of June, allowing its warehouse facility to focus on back to school shipments during June.






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